Exhibit 99.2 June 2020 Minnetonka MOB Minnetonka, MN SUPPLEMENTAL OPERATING & FINANCIAL INFORMATION SECOND QUARTER 2020 PHYSICIANS REALTY TRUST NYSE: DOC 8 C1TY BLVD Nashville, TN

TABLE OF CONTENTS COMPANY OVERVIEW ABOUT PHYSICIANS REALTY TRUST 4 SECOND QUARTER 2020 HIGHLIGHTS 6 FINANCIAL HIGHLIGHTS 7 FINANCIAL INFORMATION RECONCILIATION OF NON-GAAP MEASURES: FUNDS FROM OPERATIONS (FFO), NORMALIZED FUNDS FROM OPERATIONS (NORMALIZED FFO), AND NORMALIZED FUNDS AVAILABLE FOR DISTRIBUTION (NORMALIZED FAD) 8 RECONCILIATION OF NON-GAAP MEASURES: NET OPERATING INCOME AND ADJUSTED EBITDAre 9 MARKET CAPITALIZATION AND DEBT SUMMARY 10 LEVERAGE STATISTICS AND COVENANT PERFORMANCE 11 MOB SAME-STORE PORTFOLIO PERFORMANCE AND PORTFOLIO OCCUPANCY 12 INVESTMENT ACTIVITY AND CONSTRUCTION LOAN SUMMARY 13 PORTFOLIO GEOGRAPHIC DISTRIBUTION 14 PORTFOLIO DIVERSIFICATION 15 CONSOLIDATED LEASING RELATIONSHIPS AND EXPIRATION SCHEDULE 16 CONSOLIDATED BALANCE SHEETS 17 CONSOLIDATED STATEMENTS OF INCOME 18 REPORTING DEFINITIONS 19 2

FORWARD-LOOKING STATEMENTS Certain statements made in this supplemental information package constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). In particular, statements pertaining to our capital resources, portfolio performance and results of operations contain forward-looking statements. Likewise, our pro forma financial statements and our statements regarding anticipated market conditions are forward-looking statements. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” "outlook,” “continue,” “projects,” “pro forma,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans, expectations, or intentions. Forward-looking statements reflect the views of our management regarding current expectations and projections about future events and are based on currently available information. These forward-looking statements are not guarantees of future performance and involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data, or methods which may be incorrect or imprecise and we may not be able to realize them. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes after the date of this supplemental information package, except as required by applicable law. You should not place undue reliance on any forward-looking statements that are based on information currently available to us or the third parties making the forward-looking statements. For a discussion of factors that could impact our future results, performance or transactions, see Part II, Item 1A (Risk Factors) of our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2020 and June 30, 2020 and, Part I, Item 1A (Risk Factors) of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019. NON-GAAP FINANCIAL MEASURES This presentation includes Adjusted EBITDAre, EBITDAR, Net Operating Income (or NOI), Cash NOI, MOB Same-Store Cash NOI, Funds From Operations (or FFO), Normalized FFO, and Normalized Funds Available For Distribution (or FAD), which are non-GAAP financial measures. For purposes of the Securities and Exchange Commission’s (“SEC”) Regulation G, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable financial measure calculated and presented in accordance with GAAP in the statements of operations, balance sheets or statements of cash flows (or equivalent statements) of the company, or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable financial measure so calculated and presented. As used in this presentation, GAAP refers to generally accepted accounting principles in the United States of America. Our use of the non-GAAP financial measure terms herein may not be comparable to that of other real estate investment trusts. Pursuant to the requirements of Regulation G, we have provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures. ADDITIONAL INFORMATION The information in this supplemental information package should be read in conjunction with the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, earnings press release dated August 6, 2020, and other information filed with, or furnished to, the SEC. You can access the Company’s reports and amendments to those reports filed or furnished to the SEC pursuant to Section 13(a) or 15(d) of the Exchange Act in the “Investor Relations” section on the Company’s website (www.docreit.com) under the tab “SEC Filings” as soon as reasonably practicable after they are filed with, or furnished to, the SEC. The information on or connected to the Company’s website is not, and shall not be deemed to be, a part of, or incorporated into this supplemental information package. You also can review these SEC filings and other information by accessing the SEC’s website at http://www.sec.gov. 3

ABOUT PHYSICIANS REALTY TRUST Physicians Realty Trust (NYSE:DOC) (the “Trust,” the “Company,” “DOC,” “we,” “our” and “us”) is a self-managed healthcare real estate company organized in 2013 to acquire, selectively develop, own, and manage healthcare properties that are leased to physicians, hospitals, and healthcare delivery systems. We invest in real estate that is integral to providing high quality healthcare services. Our properties typically are on a campus with a hospital or other healthcare facilities or strategically located and affiliated with a hospital or other healthcare facilities. Our management team has significant public healthcare REIT experience and long established relationships with physicians, hospitals, and healthcare delivery system decision makers that we believe will provide quality investment opportunities to generate attractive risk-adjusted returns to our shareholders. We are a Maryland real estate investment trust and elected to be taxed as a REIT for U.S. federal income tax purposes. We conduct our business through an UPREIT structure in which our properties are owned by Physicians Realty L.P., a Delaware limited partnership (the “operating partnership”), directly or through limited partnerships, limited liability companies, or other subsidiaries. We are the sole general partner of the operating partnership and, as of June 30, 2020, owned approximately 97.4% of the partnership interests in the operating partnership (“OP Units”). Unless otherwise indicated, portfolio statistics include amounts attributable to the Company's pro-rata share of unconsolidated joint venture assets and exclude the Company's corporate office building. COMPANY SNAPSHOT As of June 30, 2020 Gross real estate investments (thousands) $ 4,822,410 Total healthcare properties 268 % Leased 95.9% Total portfolio gross leasable area (sq. ft.) 14,280,594 % of GLA on-campus / affiliated 89% Average remaining lease term for all buildings (years) 7.0 Cash and cash equivalents (thousands) $ 3,891 Consolidated debt to firm value 26.4% Weighted average interest rate per annum on consolidated debt 3.7% Equity market cap (thousands) $ 3,646,604 Quarterly dividend $ 0.23 Quarter end stock price $ 17.52 Dividend yield 5.25% Common shares outstanding 208,139,470 OP Units outstanding and not owned by DOC 5,661,425 Consolidated firm value (thousands) $ 5,128,212 4

PHYSICIANS REALTY TRUST

DOC LISTED NYSE

ABOUT PHYSICIANS REALTY TRUST (CONTINUED)

BOARD OF TRUSTEES

Tommy G. Thompson
Chairman

John T. Thomas
President
Chief Executive Officer

Stanton D. Anderson
Compensation Committee Chair

Mark A. Baumgartner
Audit Committee Chair

Albert C. Black
Nominating and Corporate Governance Committee Chair

William A. Ebinger, M.D.
Trustee

Pamela J. Kessler
Trustee

Richard A. Weiss
Finance and Investment Committee Chair

MANAGEMENT TEAM

John T. Thomas
President
Chief Executive Officer

Jeffrey N. Theiler
Executive Vice President
Chief Financial Officer

D. Deeni Taylor
Executive Vice President
Chief Investment Officer

Mark D. Theine
Executive Vice President
Asset & Investment Management

John W. Lucey
Chief Accounting and Administrative Officer

Daniel M. Klein
Senior Vice President
Deputy Chief Investment Officer

Bradley D. Page
Senior Vice President
General Counsel

Laurie P. Becker
Senior Vice President
Controller

LOCATION AND CONTACT INFORMATION

Corporate Headquarters
309 N. Water Street, Suite 500
Milwaukee, WI 53202
(414) 367-5600

Independent Registered Public Accounting Firm
Ernst & Young
Chicago, IL 60606
(312) 879-2000

Corporate and REIT Tax Counsel
Baker & McKenzie LLP
Richard Lipton, Partner
Chicago, IL 60601
(312) 861-8000

COVERING ANALYSTS

- C. Kucera - B. Riley
- J. Dennerlein - Bank of America Merrill Lynch
- C. Siversky - Berenberg Capital Markets LLC
- J. Kim - BMO Capital Markets Corp.
- M. Gorman - BTIG
- D. Bernstein - Capital One Securities
- N. Joseph - Citi
- M. Ross - Compass Point
- J. Petersen - Jefferies LLC
- J. Sadler - Keybanc Capital Markets Inc.
- T. Okusanya - Mizuho Securities USA
- V. Malhotra - Morgan Stanley
- J. Hughes - Raymond James Financial Inc.
- M. Carroll - RBC Capital Markets LLC
- A. Kubicek - Robert W. Baird & Co.
- M. Lewis - SunTrust Robinson Humphrey

The equity analysts listed above are those analysts that have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates, or forecasts regarding the Company's performance made by the analysts listed above do not represent the opinions, estimates, or forecasts of the Company or its management. The Company does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts. Interested persons may obtain copies of analysts' reports on their own, as we do not distribute these reports. Several of these firms may, from time to time, own our stock and/or hold other long or short positions on our stock, and may provide compensated services to us.

5

SECOND QUARTER 2020 HIGHLIGHTS OPERATING HIGHLIGHTS • Second quarter 2020 total revenue of $109.1 million, an increase of 15% compared to the prior year period • Second quarter 2020 rental revenue of $79.8 million, an increase of 17% compared to the prior year period • Generated quarterly net income per share of $0.09 on a fully diluted basis, an increase of $0.05 to the prior year period • Generated quarterly normalized funds from operations (Normalized FFO) of $0.27 per share and OP unit on a fully diluted basis, compared to $0.21 for the same period last year • Second quarter 2020 net income of $18.4 million, an increase of 152% compared to the prior year period • Second quarter MOB Same-Store Cash Net Operating Income (Cash NOI) growth of 1.4% year-over-year • Declared quarterly dividend of $0.23 per share for the second quarter • 95.9% of portfolio square footage leased as of June 30, 2020 COMPANY ANNOUNCEMENTS • June 18, 2020: Announced that our Board of Trustees authorized and declared a cash distribution of $0.23 per common share and OP Unit for the quarterly period ended June 30, 2020. The distribution was paid on July 17, 2020 to common shareholders and OP Unit holders of record as of the close of business on July 2, 2020. • June 30, 2020: Announced the release of our inaugural environmental, social, and governance (ESG) report. • July 1, 2020: Provided supplemental update pertaining to second quarter collections, detailing 98% of April billings collected, 97% of May billings collected, and 96% of June billings collected through July 1, 2020. • July 16, 2020: Announced that Baylor Scott & White Charles A. Sammons Cancer Center has earned the prestigious The Outstanding Building of the Year® (TOBY®) International Award from the Building Owners and Managers Association (BOMA). SECOND QUARTER INVESTMENT HIGHLIGHTS SUBSEQUENT EVENTS • Columbus, OH Mezz Loan • [Potential update for Fitch credit rating] • Completed funding of Denton Construction Loan Northside Cherokee-Town Lake MOB St. Vincent Carmel Women's Center Atlanta, GA Carmel, IN 6

PHYSICIANS REALTY TRUST
DOC LISTED NYSE

FINANCIAL HIGHLIGHTS

(Unaudited and in thousands, except sq. ft. and per share data)

INCOME

	Three Months Ended			
	June 30, 2020		March 31, 2020	
Revenues	$	109,066		107,428
Net income		18,444		14,960
NOI		80,494		78,673
Annualized Adjusted EBITDA*re*		301,116		290,516
Net income available to common shareholders per common share	$	0.09	$	0.07
Normalized FFO		56,628		52,690
Normalized FFO per common share and OP Unit	$	0.27	$	0.26
Normalized FAD		53,117		50,486

CAPITALIZATION

	As of	
ASSETS	June 30, 2020	March 31, 2020
Gross Real Estate Investments (including gross lease intangibles)	4,822,410	4,789,466
Total Assets	4,333,628	4,340,808
DEBT AND EQUITY		
Consolidated Debt [(1)]	1,353,999	1,444,489
Total Equity	2,744,082	2,675,425
Equity Market Capitalization	3,646,604	2,823,626
Consolidated Firm Value	5,128,212	4,374,940
Consolidated Debt / Total Firm Value	26.4%	33.0%

(1) Unadjusted for unamortized fair value adjustments, unamortized discount, and unamortized deferred financing costs.

Portfolio Growth Since IPO


Gross Real Estate Investments
$5,000,000
$4,500,000
$4,000,000
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
$123,998
$4,822,410
16,000,000
14,000,000
12,000,000
10,000,000
8,000,000
6,000,000
4,000,000
2,000,000
0
GLA in SF
IPO
Q3-2013
Q4-2013
Q1-2014
Q2-2014
Q3-2014
Q4-2014
Q1-2015
Q2-2015
Q3-2015
Q4-2015
Q1-2016
Q2-2016
Q3-2016
Q4-2016
Q1-2017
Q2-2017
Q3-2017
Q4-2017
Q1-2018
Q2-2018
Q3-2018
Q4-2018
Q1-2019
Q2-2019
Q3-2019
Q4-2019
Q1-2020
Q2-2020
Gross Real Estate Assets
Gross Real Estate Investments/Quarter
Total Healthcare Property GLA

7

RECONCILIATION OF NON-GAAP MEASURES: FUNDS FROM OPERATIONS (FFO), NORMALIZED FUNDS FROM OPERATIONS (NORMALIZED FFO), AND NORMALIZED FUNDS AVAILABLE FOR DISTRIBUTION (NORMALIZED FAD) (Unaudited and in thousands, except share and per share data) Three Months Ended Six Months Ended June 30, 2020 June 30, 2020 Net income $ 18,444 $ 33,404 Net income attributable to NCI - partially owned properties (148) (290) Preferred distributions (317) (634) Depreciation and amortization expense 36,951 73,606 Depreciation and amortization expense - partially owned properties (63) (138) Proportionate share of unconsolidated joint venture adjustments 1,656 3,356 FFO applicable to common shares and OP Units $ 56,523 $ 109,304 Net change in fair value of derivative 105 14 Normalized FFO applicable to common shares and OP Units $ 56,628 $ 109,318 Net income available to common shareholders per common share and OP Unit $ 0.09 $ 0.16 FFO per common share and OP Unit $ 0.27 $ 0.53 Normalized FFO per common share and OP Unit $ 0.27 $ 0.53 Normalized FFO applicable to common shares and OP Units $ 56,628 $ 109,318 Non-cash share compensation expense 3,051 6,047 Straight-line rent adjustments (3,275) (7,006) (1) Includes our share of FAD capital expenditures and other non-cash items from unconsolidated joint ventures. Amortization of acquired above/below market leases/assumed debt 884 1,773 Amortization of lease inducements 289 579 Amortization of deferred financing costs 595 1,194 TI/LC and recurring capital expenditures (4,765) (7,825) Loan reserve adjustments (35) (35) Proportionate share of unconsolidated joint venture adjustments (255) (442) Normalized FAD applicable to common shares and OP Units $ 53,117 $ 103,603 Weighted average number of common shares and OP Units outstanding 210,405,776 206,699,177 8

RECONCILIATION OF NON-GAAP MEASURES: NET OPERATING INCOME AND ADJUSTED EBITDAre (Unaudited and in thousands) Three Months Ended Six Months Ended NET OPERATING INCOME June 30, 2020 June 30, 2020 Net income $ 18,444 $ 33,404 General and administrative 8,242 17,219 Depreciation and amortization expense 37,045 73,792 Interest expense 14,197 29,823 Net change in fair value of derivative 105 14 Proportionate share of unconsolidated joint venture adjustments 2,461 4,915 NOI $ 80,494 $ 159,167 NOI $ 80,494 $ 159,167 Straight-line rent adjustments (3,275) (7,006) Amortization of acquired above/below market leases 899 1,804 Amortization of lease inducements 289 579 Loan reserve adjustments (35) (35) Proportionate share of unconsolidated joint venture adjustments (266) (431) Cash NOI $ 78,106 $ 154,078 Cash NOI $ 78,106 Assets not held for all periods (4,666) LTACH & Hospital Cash NOI (5,497) Lease termination fees (87) Interest income and other (3,542) MOB Same-Store Cash NOI $ 64,314 Three Months Ended ADJUSTED EBITDAre June 30, 2020 Net income $ 18,444 Depreciation and amortization expense 37,045 Interest expense 14,197 Proportionate share of unconsolidated joint venture adjustments 2,437 EBITDAre $ 72,123 Non-cash share compensation expense 3,051 Net non-cash changes in fair value 105 Adjusted EBITDAre $ 75,279 Adjusted EBITDAre Annualized (1) $ 301,116 (1) Amounts are annualized and actual full year results may differ significantly from the annualized amounts shown. 9

PHYSICIANS REALTY TRUST
DOC LISTED NYSE

MARKET CAPITALIZATION AND DEBT SUMMARY

(Unaudited and in thousands, except share and per share data)

MARKET CAPITALIZATION

		June 30, 2020
Unsecured credit facility debt	$	320,000
Unsecured notes		975,000
Mortgage debt		58,999
Consolidated Debt [(1)]		**1,353,999**
Pro-rata share of unconsolidated joint venture debt		97,337
Enterprise debt	**$**	**1,451,336**
Redeemable equity	**$**	**28,421**
Share price	$	17.52
Total common shares outstanding		208,139,470
Total OP Units outstanding		5,661,425
Implied equity market capitalization	**$**	**3,745,792**
Consolidated Firm Value (Debt + Pref. + Equity)	**$**	**5,128,212**
Consolidated Debt/Gross Assets		27.4%
Consolidated Debt/Total Firm Value		26.4%

Debt is 26% of Firm Value


Debt
Equity

ENTERPRISE DEBT SUMMARY [(1)]

		Balance as of June 30, 2020	Interest Rate	Maturity Date
Revolving Credit Facility Debt	$	70,000	1.3 %	9/18/2022
Credit Facility Term Debt		250,000	2.3 %	6/10/2023
Senior Unsecured Notes				
January '16 - Series A		15,000	4.0 %	1/7/2023
January '16 - Series B		45,000	4.4 %	1/7/2026
January '16 - Series C		45,000	4.6 %	1/7/2028
January '16 - Series D		45,000	4.7 %	1/7/2031
August '16 - Series A		25,000	4.1 %	8/11/2025
August '16 - Series B		25,000	4.2 %	8/11/2026
August '16 - Series C		25,000	4.2 %	8/11/2027
March '17		400,000	4.3 %	3/15/2027
December '17		350,000	4.0 %	1/15/2028
Pro-Rata Share Of Unconsolidated Joint Venture Debt		97,337	3.2 %	Various
Mortgage Debt, Maturing [(2)]:				
2020		—	— %	
2021		6,582	4.7 %	
2022		21,124	5.0 %	
Thereafter		31,293	4.3 %	
	$	**1,451,336**	**3.7 %**	

(1) Unadjusted for unamortized fair value adjustments, unamortized discount, and unamortized deferred financing costs.
(2) Weighted average maturity of Mortgage Debt is 3.6 years.


Enterprise Debt Repayment Schedule as of June 30, 2020
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
$999
$8,296
$90,825
$266,008
$41,334
$25,476
$150,147
$868,251
2020
2021
2022
2023
2024
2025
2026
Thereafter

10

LEVERAGE STATISTICS AND COVENANT PERFORMANCE (Unaudited and in thousands, except share and per share data) Quarter Ended CONSOLIDATED LEVERAGE STATISTICS June 30, 2020 Consolidated debt $ 1,353,999 Net consolidated debt (less cash) 1,350,108 Adjusted EBITDAre $ 75,279 Less: Amounts attributable to Unconsolidated Joint Ventures (2,437) Consolidated Adjusted EBITDAre $ 72,842 Consolidated Adjusted EBITDAre (annualized)* $ 291,368 Net Consolidated Debt / Consolidated Adjusted EBITDAre Ratio 4.63x Consolidated Adjusted EBITDAre $ 72,842 Cash interest expense 13,617 Interest Coverage Ratio 5.35x Consolidated interest expense $ 14,197 Capitalized interest 131 Secured debt principal amortization 490 Total fixed charges $ 14,818 Consolidated Adjusted EBITDAre 72,842 Consolidated Adjusted EBITDAre / Fixed Charge Coverage Ratio 4.92x Implied equity market cap $ 3,745,792 Redeemable equity 28,421 Consolidated debt 1,353,999 Consolidated Firm Value $ 5,128,212 Net consolidated debt $ 1,350,108 Gross assets 4,949,403 Net Consolidated Debt / Gross Assets 27.3 % Net Consolidated Debt / Consolidated Firm Value 26.3 % Weighted average common shares 203,692,604 Weighted average OP Units not owned by DOC 5,660,952 Dilutive effect of unvested restricted common shares and share units 1,052,220 Weighted Average Common Shares and OP Units - Diluted 210,405,776 Quarter Ended ENTERPRISE LEVERAGE STATISTICS June 30, 2020 Enterprise debt $ 1,451,336 Net enterprise debt (less cash) 1,447,445 Adjusted EBITDAre (annualized)* 301,116 Net Enterprise Debt / Adjusted EBITDAre Ratio 4.81x COVENANT PERFORMANCE Required June 30, 2020 Total Leverage Ratio ≤ 60.0% 29.0% Total Secured Leverage Ratio ≤ 40.0% 1.3% Maintenance of Unencumbered Assets ≥ 1.5x 3.5x Consolidated Debt Service (Trailing Four Quarters) ≥ 1.5x 4.1x * Amounts are annualized and actual results may differ significantly from the annualized amounts shown. 11

MOB SAME-STORE PORTFOLIO PERFORMANCE AND PORTFOLIO OCCUPANCY (Unaudited and in thousands, except property count and sq. ft. data.) MOB SAME-STORE PORTFOLIO ANALYSIS Portfolio MOB Same-Store MOB Same- Store Cash Quarter Ended Quarter Ended NOI, 82.3% June 30, 2020 June 30, 2020 Number of healthcare properties 268 238 Gross leasable area 14,280,594 12,744,990 Cash NOI $ 78,106 $ 64,314 % Leased 95.9% 95.4 % Other Cash MOB SAME-STORE PORTFOLIO PERFORMANCE NOI, 17.7% Year-Over-Year Comparison Sequential Comparison Q2'20 Q2'19 Change Q2'20 Q1'20 Change Number of MOBs 238 238 — 238 238 — Gross leasable area 12,744,990 12,744,990 — 12,744,990 12,744,990 — % Leased 95.4% 95.6% -20 bps 95.4% 95.6% -20 bps Rental revenues $ 93,503 $ 92,439 +1.2% $ 93,503 $ 93,678 (0.2) % Lease termination fees (87) — — % (87) (180) (51.7) % Operating expenses (29,102) (29,040) +0.2% (29,102) (29,636) (1.8) % MOB Same-Store Cash NOI $ 64,314 $ 63,399 +1.4% $ 64,314 $ 63,862 +0.7 % Cash NOI $ 78,106 $ 67,437 $ 78,106 $ 75,972 Cash NOI from: Assets not held for all periods (4,666) 466 (4,666) (4,182) Repositioning assets — — — — LTACH & Hospital Cash NOI (5,497) (2,675) (5,497) (3,822) Lease termination fees (87) — (87) (180) Interest income and other (3,542) (1,829) (3,542) (3,926) MOB Same-Store Cash NOI $ 64,314 $ 63,399 $ 64,314 $ 63,862 PORTFOLIO OCCUPANCY Quarter Ended Percentage of Total GLA June 30, 2020 June 30, 2020 Total GLA Total square feet beginning of quarter 14,261,596 99.9 % Expansions and remeasurements 18,998 0.1 % Total square feet end of quarter 14,280,594 100.0 % Leased GLA Leased GLA beginning of quarter 13,683,469 95.8 % Expirations (168,718) (1.2) % (1) Includes an expansion and remeasurements of existing properties totaling 18,998 square feet. Renewals 128,482 0.9 % Retention Rate 76 % New leases commencing in quarter 54,597 0.4 % Net absorption 14,361 0.1 % Leased GLA end of quarter 13,697,830 95.9% 12

INVESTMENT ACTIVITY AND CONSTRUCTION LOAN SUMMARY (Unaudited and in thousands, except sq. ft. data) QUARTERLY INVESTMENTS Acquisition First Year Investment Investment Location Date Cash Yield % Leased Amount GLA Columbus, OH Mezzanine Loan Columbus, OH 4/15/2020 8.5% — $ 13,000 — Earnout - Randall Road MOB (1) Elgin, IL 6/5/2020 N/A 100.0% 491 — Construction Loan Draws Various Various 5.1% — 10,231 — Total / Weighted Average 7.0% 100.0% $ 23,722 — (1) The Company completed the settlement of an acquisition related earn-out payment upon the execution of leases at our Randall Road MOB. The earn-out payment is considered to be additional purchase price. CONSTRUCTION LOAN SUMMARY Estimated Amount Purchase Date of Interest Quarterly Drawn to Total Option Cap Construction Loans Location Completion Rate Fundings Date Commitment Rate Sacred Heart ASC Pensacola, FL 3Q20 4.8% $ 5,676 $ 20,547 $ 28,814 6.3% Cambridge Denton (1) Denton, TX 2Q20 6.3% 4,555 15,500 15,500 6.0% Total $ 10,231 $ 36,047 $ 44,314 QUARTERLY DISPOSITIONS (1) The Company has provided final funding on this loan and construction is substantially complete. With construction substantially complete, the interest rate on the loan increases from 5.5% to 6.25%. The loan includes a fixed purchase option of $15.5 million, exercisable in May 2021. On Property Location Date Proceeds GLA Gain on Sale April 30, 2020, a Certificate of Occupancy was received with rent commencing May 2020 from Physicians Reliance, LLC (McKesson Corporation - Moody's: Baa2). If the Company exercises its right to purchase this property, the stabilized cap rate on this investment would be Foundation El Paso Surgical Hospital (1) El Paso, TX 10/31/2019 $ 32,000 77,000 $ 5,020 6.0%. St. Vincent POB - 2 and 3 (2) Birmingham, AL 11/22/2019 39,000 156,546 22,854 Total $ 71,000 233,546 $ 27,874 (1) In conjunction with the disposition of the Foundation El Paso Surgical Hospital, the Company provided financing to the buyer for approximately $27.6 million in the form of a two-year term loan. The loan bears interest at a rate of 8.0% per year for the first thirteen months and increases to 10.0% per year thereafter through maturity. In addition, the term loan includes origination and exit fees, resulting in an aggregate rate of return of approximately 12%. (2) Represents the 2 properties contributed to the PMAK Joint Venture. Medical Arts Center at Hartford Midlands One Professional Center Plainville, CT Papillion, NE 13

PORTFOLIO GEOGRAPHIC DISTRIBUTION (As of June 30, 2020) TOP TEN STATES BY GLA Texas, 14% State GLA Texas 2,026,505 Indiana 1,106,546 Other, 31% Georgia 1,071,646 Indiana, 8% Nebraska 983,197 Kentucky 980,639 Minnesota 826,708 Georgia, 8% Arizona 759,192 Tennessee 724,758 Ohio 695,235 New York, 4% Nebraska, 7% New York 634,583 Other 4,471,585 Ohio, 5% Kentucky, 7% Total 14,280,594 Tennessee, 5% Minnesota, 6% Arizona, 5% 14

PHYSICIANS REALTY TRUST

DOC LISTED NYSE

PORTFOLIO DIVERSIFICATION

(As of June 30, 2020)

	# of Properties	GLA	% of Total	% Leased	Coverage Ratio(1)
Single-tenant MOBs	121	5,129,348	35.9%	99.7%	N/A
Multi-tenant MOBs	131	8,104,804	56.7%	93.5%	N/A
Specialty Hospitals	5	313,959	2.2%	100.0%	5.3x
LTACHs	3	310,352	2.2%	100.0%	N/A(2)
Unconsolidated Joint Venture Assets(3)	8	422,131	3.0%	90.9%	N/A
Total	268	14,280,594	100.0%	95.9%	

(1) Adjusted for the exclusion of the Company's El Paso Specialty Hospital and one facility previously affiliated with Foundation Healthcare.

(2) On September 30, 2019, LifeCare 2.0, LLC, a newly formed affiliate of LeBlanc Healthcare, closed its purchase of the operations of each of the Company's LTACH facilities from LifeCare Holdings LLC, assuming the in-place master lease without change. The Company intends to resume the reporting of LTACH coverage upon the establishment of four quarters of operations by LifeCare 2.0, as LifeCare 2.0, LLC started operations on October 1, 2019.

(3) Unconsolidated joint venture number of properties and GLA are calculated using the Company's overall 14.1% pro rata share of two joint ventures totaling 60 buildings and 3.0 million square feet.

THREE MONTHS ENDED JUNE 30, 2020

Campus Proximity (Based on Cash NOI)


On-Campus / Affiliated, 89%
Off-Campus, 11%

Lease Type (Based on Annualized Base Revenue)


NNN, 81%
Absolute Net, 13%
Gross, 1%
Modified Gross, 5%

Building Type (Based on Cash NOI)


Specialty Hospital, 4%
LTACH, 3%
MOB, 93%

Consolidated Section 603 Asset Mix (Based on Annualized Base Revenue)


603 Assets, 17%
Non-603 Assets, 83%

15

PHYSICIANS REALTY TRUST

DOC LISTED NYSE

CONSOLIDATED LEASING RELATIONSHIPS AND EXPIRATION SCHEDULE

(As of June 30, 2020, $ in thousands)

INVESTMENT GRADE TENANCY [1]

Relationship	Credit Rating (*Moody's / S&P*)	Leased GLA	% of Leased GLA	Annualized Base Rent	% of Total Annualized Base Rent
CommonSpirit Health	Baa1/BBB+	2,798,442	21.0%	$ 50,804	16.9%
University of Louisville	Baa1/A+	596,021	4.5%	12,151	4.0%
Ascension Health	Aa2/AA+	507,915	3.8%	11,253	3.7%
McKesson Corporation	Baa2/BBB+	367,235	2.8%	9,725	3.2%
Baylor Scott and White Health	Aa3/AA-	268,639	2.0%	7,960	2.6%
HonorHealth	A2/NA	243,500	1.8%	6,141	2.0%
Other		2,524,484	19.0%	59,653	20.1%
Total		**7,306,236**	**54.9%**	**$ 157,687**	**52.5%**

TOP 10 TENANTS BY ABR

Tenant	Weighted Avg. Remaining Lease Term	Leased GLA	% of Leased GLA	Annualized Base Rent	% of Total Annualized Base Rent
CommonSpirit - CHI - Nebraska	6.4	899,129	6.8%	$ 17,164	5.7%
Northside Hospital	8.4	648,443	4.9%	14,519	4.8%
UofL Health - Louisville, Inc.	5.8	596,021	4.5%	12,151	4.0%
US Oncology	7.0	367,235	2.8%	9,725	3.2%
Baylor Scott and White Health	5.5	268,639	2.0%	7,960	2.7%
Ascension - St. Vincent's - Indianapolis	6.9	365,367	2.7%	7,533	2.5%
CommonSpirit - CHI - St. Alexius (ND)	6.1	359,209	2.7%	6,650	2.2%
HonorHealth	9.6	243,500	1.8%	6,141	2.0%
Great Falls Clinic	15.1	185,085	1.4%	5,570	1.9%
CommonSpirit - CHI - Franciscan	5.9	288,787	2.1%	5,259	1.8%
Total / Weighted Average	**7.2**	**4,221,415**	**31.7%**	**$ 92,672**	**30.8%**

LEASE EXPIRATION SCHEDULE

Expiration Year	Expiring Leases	Expiring Lease GLA	% of Total GLA	Expiring Lease ABR	% of Total ABR	Average Rent per SF
2020	69	195,534	1.4%	$ 3,998	1.3%	$20.45
2021	149	557,503	4.0%	12,243	4.1%	21.96
2022	109	605,371	4.4%	14,602	4.9%	24.12
2023	116	618,445	4.5%	14,353	4.8%	23.21
2024	98	826,296	6.0%	18,701	6.2%	22.63
2025	168	1,122,498	8.1%	26,644	8.9%	23.74
2026	121	3,351,234	24.2%	71,240	23.7%	21.26
2027	82	1,314,909	9.5%	28,075	9.3%	21.35
2028	69	1,324,442	9.6%	29,891	9.9%	22.57
2029	33	578,890	4.2%	15,809	5.3%	27.31
Thereafter	93	2,768,620	19.8%	64,287	21.4%	23.22
MTM	28	50,355	0.4%	691	0.2%	13.72
Vacant		544,366	3.9%			
Total / W.A.	**1,135**	**13,858,463**	**100.0%**	**$ 300,534**	**100.0%**	**$22.57**

(1) Represents direct leases to investment grade entities and their subsidiaries. Parent rating used where direct tenant is not rated.

16

CONSOLIDATED BALANCE SHEETS (In thousands, except share data) June 30, December 31, 2020 2019 ASSETS (unaudited) Investment properties: Land and improvements $ 228,068 $ 225,540 Building and improvements 3,757,451 3,700,009 Tenant improvements 60,237 53,931 Acquired lease intangibles 397,011 390,450 4,442,767 4,369,930 Accumulated depreciation (615,775) (540,928) Net real estate property 3,826,992 3,829,002 Right-of-use lease assets, net 138,281 127,933 Real estate loans receivable, net 160,120 178,240 Investments in unconsolidated entities 62,682 66,137 Net real estate investments 4,188,075 4,201,312 Cash and cash equivalents 3,891 2,355 Tenant receivables, net 7,238 7,972 Other assets 134,424 134,942 Total assets $ 4,333,628 $ 4,346,581 LIABILITIES AND EQUITY Liabilities: Credit facility $ 315,353 $ 583,323 Notes payable 968,213 967,789 Mortgage debt 58,867 83,341 Accounts payable 3,845 6,348 Dividends and distributions payable 51,211 46,272 Accrued expenses and other liabilities 83,637 81,238 Lease liabilities 73,939 63,290 Acquired lease intangibles, net 6,060 6,096 Total liabilities 1,561,125 1,837,697 Redeemable noncontrolling interest - Series A Preferred Units and partially owned properties 28,421 27,900 Equity: Common shares, $0.01 par value, 500,000,000 common shares authorized, 208,139,470 and 189,975,396 common shares issued and outstanding as of June 30, 2020 and December 31, 2019, respectively 2,081 1,900 Additional paid-in capital 3,270,915 2,931,921 Accumulated deficit (595,117) (529,194) Accumulated other comprehensive (loss) income (6,908) 4,321 Total shareholders’ equity 2,670,971 2,408,948 Noncontrolling interests: Operating Partnership 72,715 71,697 Partially owned properties 396 339 Total noncontrolling interests 73,111 72,036 Total equity 2,744,082 2,480,984 Total liabilities and equity $ 4,333,628 $ 4,346,581 17

CONSOLIDATED STATEMENTS OF INCOME (Unaudited and in thousands, except share and per share data) Three Months Ended Six Months Ended June 30, June 30, 2020 2019 2020 2019 Revenues: Rental revenues $ 79,801 $ 68,303 $ 157,671 $ 145,386 Expense recoveries 24,952 24,171 49,828 50,213 Interest income on real estate loans and other 4,313 2,429 8,995 4,672 Total revenues 109,066 94,903 216,494 200,271 Expenses: Interest expense 14,197 16,053 29,823 32,322 General and administrative 8,242 7,676 17,219 16,648 Operating expenses 31,029 30,636 61,992 62,844 Depreciation and amortization 37,045 36,285 73,792 72,734 Total expenses 90,513 90,650 182,826 184,548 Income before equity in (loss) income of unconsolidated entities and gain on sale of investment properties, net: 18,553 4,253 33,668 15,723 Equity in (loss) income of unconsolidated entities (109) 30 (264) 60 Gain on sale of investment properties, net — 3,033 — 3,033 Net income 18,444 7,316 33,404 18,816 Net income attributable to noncontrolling interests: Operating Partnership (476) (200) (880) (505) Partially owned properties (1) (148) (136) (290) (274) Net income attributable to controlling interest 17,820 6,980 32,234 18,037 Preferred distributions (317) (294) (634) (578) Net income attributable to common shareholders $ 17,503 $ 6,686 $ 31,600 $ 17,459 Net income per share: Basic $ 0.09 $ 0.04 $ 0.16 $ 0.09 Diluted $ 0.09 $ 0.04 $ 0.16 $ 0.09 Weighted average common shares: Basic 203,692,604 185,239,471 199,952,166 183,963,257 Diluted 210,405,776 190,815,892 206,699,177 189,699,284 Dividends and distributions declared per common share and OP Unit $ 0.23 $ 0.23 $ 0.46 $ 0.46 (1) Includes amounts attributable to redeemable noncontrolling interests. 18

REPORTING DEFINITIONS Adjusted Earnings Before Interest Taxes, Depreciation and Amortization for Real Estate (Adjusted EBITDAre): We define Adjusted EBITDAre as EBITDAre, computed in accordance with standards established by the National Association of Real Estate Investment Trusts (“Nareit”), plus acquisition-related expenses, non-cash compensation, other non-recurring items, and pro forma impact of investment activity. We consider Adjusted EBITDAre an important measure because it provides additional information to allow management, investors, and our current and potential creditors to evaluate and compare our core operating results and our ability to service debt. Annualized Base Rent (ABR): Annualized base rent is calculated by multiplying reported base rent for June 2020 by 12 (but excluding the impact of concessions and straight-line rent). Cash Net Operating Income (NOI): Cash NOI is a non-GAAP financial measure which excludes from NOI straight-line rent adjustments, amortization of acquired below and above market leases and other non-cash and normalizing items, including our share of all required adjustments from unconsolidated joint ventures. Other non-cash and normalizing items include items such as the amortization of lease inducements, loan reserve adjustments, and payment received from a seller master lease. We believe that Cash NOI provides an accurate measure of the operating performance of its operating assets because it excludes certain items that are not associated with management of the properties. Additionally, we believe that Cash NOI is a widely accepted measure of comparative operating performance in the real estate community. However, our use of the term Cash NOI may not be comparable to that of other real estate companies as such other companies may have different methodologies for computing this amount. Coverage Ratio: Reflects the ratio of full-year EBITDAR to rent of indicated properties. Coverage ratios are calculated one quarter in arrears, beginning the first full quarter after acquisition, for all properties the company has owned for fifteen months. Management fee is standardized to 4% of revenues for LTACHs. Earnings Before Interest Taxes, Depreciation, Amortization and Rent (EBITDAR): We define EBITDAR as net (loss) income computed in accordance with GAAP plus depreciation, amortization, interest expense and net change in the fair value of derivative financial instruments, net (loss) included from discontinued operations, stock based compensation, acquisition-related expenses and lease expense. We consider EBITDAR an important measure because it provides additional information to allow management, investors, and our current and potential creditors to evaluate and compare our tenants ability to fund their rent obligations. Earnings Before Interest Taxes, Depreciation and Amortization for Real Estate (EBITDAre): In 2017, Nareit issued a white paper defining EBITDA for real estate as net income or loss computed in accordance with GAAP plus interest expense, income tax expense, depreciation and amortization expense, impairment, gains or losses from the sale of real estate; and the proportionate share of joint venture depreciation, amortization and other adjustments. We adopted the use of EBITDAre in the first quarter of 2018. Funds From Operations (FFO): Funds from operations, or FFO, is a widely recognized measure of REIT performance. We believe that information regarding FFO is helpful to shareholders and potential investors because it facilitates an understanding of the operating performance of our properties without giving effect to real estate depreciation and amortization, which assumes that the value of real estate assets diminishes ratably over time. We calculate FFO in accordance with standards established by Nareit. Nareit defines FFO as net income or loss (computed in accordance with GAAP) before noncontrolling interests of holders of OP units, excluding preferred distributions, gains (or losses) on sales of depreciable operating property, impairment write-downs on depreciable assets, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs). Our FFO computation includes our share of required adjustments from our unconsolidated joint ventures, and may not be comparable to FFO reported by other REITs that do not compute FFO in accordance with Nareit definition or that interpret the Nareit definition differently than we do. The GAAP measure that we believe to be most directly comparable to FFO, net income, includes depreciation and amortization expenses, gains or losses on property sales, impairments and noncontrolling interests. In computing FFO, we eliminate these items because, in our view, they are not indicative of the results from the operations of our properties. To facilitate a clear understanding of our historical operating results, FFO should be examined in conjunction with net income (determined in accordance with GAAP) as presented in our financial statements. FFO does not represent cash generated from operating activities in accordance with GAAP, should not be considered to be an alternative to net income or loss (determined in accordance with GAAP) as a measure of our liquidity and is not indicative of funds available for our cash needs, including our ability to make cash distributions to shareholders. Gross Leasable Area (GLA): Gross leasable area (in square feet). Gross Real Estate Investments: Based on acquisition price (and includes lease intangibles). Health System: We define an entity to be a health system if each of the following criteria are met: 1) the entity provides inpatient or outpatient services in the primary course of business; 2) services are provided at more than one campus or site of care; and 3) if the entity only provides outpatient services, they must employ a minimum of 50 physicians. Health System-Affiliated: Properties are considered affiliated with a health system if one or more of the following conditions are met: 1) the land parcel is contained within the physical boundaries of a hospital campus; 2) the land parcel is located adjacent to the campus; 3) the building is physically connected to the hospital regardless of the land ownership structure; 4) a ground lease is maintained with a health system entity; 5) a master lease is maintained with a health system entity; 6) significant square footage is leased to a health system entity; 7) the property includes an ambulatory surgery center with a hospital ownership interest; or 8) a significant square footage is leased to a physician group that is either employed, directly or indirectly by a health system, or has a significant clinical and financial affiliation with the health system. Hospitals: Hospitals refer to specialty surgical hospitals. These hospitals provide a wide range of inpatient and outpatient services, including but not limited to, surgery and clinical laboratories. Hospital Campus: We define a hospital campus to be the physical area immediately adjacent to a hospital institution's main buildings, including other areas and structures that are located within 250 yards of the main buildings. 19

REPORTING DEFINITIONS (continued) LTACHs: Long-term acute care hospitals (LTACH) provide inpatient services for patients with complex medical conditions who require more sensitive care, monitoring or emergency support than that available in most skilled nursing facilities. Medical Office Building (MOB): Medical office buildings are office and clinic facilities, often located near hospitals or on hospital campuses, specifically constructed and designed for use by physicians and other health care personnel to provide services to their patients. They may also include ambulatory surgery centers that are used for general or specialty surgical procedures not requiring an overnight stay in a hospital. Medical office buildings may contain sole and group physician practices and may provide laboratory and other patient services. MOB Same-Store Cash Net Operating Income (NOI): MOB Same-Store Cash NOI is a non-GAAP financial measure which excludes from Cash NOI assets not held for the entire preceding five quarters, non-MOB assets, lease termination fees, and other normalizing items not specifically related to the same-store property portfolio. Management considers MOB Same-Store Cash NOI a supplemental measure because it allows investors, analysts, and Company management to measure unlevered property-level operating results. Our use of the term MOB Same-Store Cash NOI may not be comparable to that of other real estate companies, as such other companies may have different methodologies for computing this amount. MOB Same-Store Portfolio: The MOB same-store portfolio consists of medical office properties held by the Company for the entire preceding five quarters. Net Operating Income (NOI): NOI is a non-GAAP financial measure that is defined as net income or loss, computed in accordance with GAAP, generated from our total portfolio of properties and other investments before general and administrative expenses, depreciation and amortization expense, REIT expenses, interest expense and net change in the fair value of derivative financial instruments, and gains or loss on the sale of discontinued properties, including our share of all required adjustments from our unconsolidated joint ventures. We believes that NOI provides an accurate measure of operating performance of its operating assets because NOI excludes certain items that are not associated with management of the properties. Additionally, DOC’s use of the term NOI may not be comparable to that of other real estate companies as they may have different methodologies for computing this amount. Normalized Funds Available for Distribution (Normalized FAD): We define Normalized FAD, a non-GAAP measure, which excludes from Normalized FFO non-cash share compensation expense, straight-line rent adjustments, amortization of acquired above or below market leases and assumed debt, amortization of deferred financing costs, amortization of lease inducements, and recurring capital expenditures related to tenant improvements and leasing commissions, loan reserve adjustments, and includes cash payments from seller master leases and rent abatement payments, including our share of all required adjustments from unconsolidated joint ventures. Other REITs or real estate companies may use different methodologies for calculating Normalized FAD, and accordingly, our computation may not be comparable to those reported by other REITs. Although the Company’s computation of Normalized FAD may not be comparable to that of other REITs, the Company believes Normalized FAD provides a meaningful supplemental measure of its performance due to its frequency of use by analysts, investors, and other interested parties in the evaluation of our performance as a REIT. Normalized FAD should not be considered as an alternative to net income or loss attributable to controlling interest (computed in accordance with GAAP) or as an indicator of the Company’s financial performance. Normalized FAD should be reviewed in connection with other GAAP measurements. Normalized Funds From Operations (Normalized FFO): Changes in the accounting and reporting rules under GAAP have prompted a significant increase in the amount of non-operating items included in FFO, as defined. Therefore, we use Normalized FFO, which excludes from FFO net change in fair value of derivative financial instruments, acquisition expenses, acceleration of deferred financing costs, write off contingent consideration and other normalizing items. On-Campus / Adjacent: On-campus refers to a property that is located within 250 yards However, our use of the term Normalized FFO may not be comparable to that of other real estate companies as they may have different methodologies for of a hospital campus. Adjacent refers to a property that is located within a quarter mile of computing this amount. Normalized FFO should not be considered as an alternative to net income or loss (computed in accordance with GAAP), as an indicator of a hospital campus. our financial performance or of cash flow from operating activities (computed in accordance with GAAP), or as an indicator of our liquidity, nor is it indicative of funds available to fund our cash needs, including its ability to make distributions. Normalized FFO should be reviewed in connection with other GAAP measurements. Occupancy: Occupancy represents the percentage of total gross leasable area that is leased, including month-to-month leases, leases in holdover status, and leases that are signed but not yet commenced, as of the date reported. Off-Campus: A building portfolio that is not located on or adjacent to key hospital based-campuses. On-Campus / Affiliated: Refers to a property that is either located within a quarter mile of a hospital campus or is located more than a quarter mile from a hospital campus but is affiliated with a health system. Section 603 Assets: For the purposes of this Supplemental Information, "603 Asset" is defined to be our estimate of Annualized Base Revenue (ABR) as a percentage of all our ABR, derived from leases to hospitals for hospital outpatient department space located in an off-campus medical office building at least 250 yards from the hospital's main campus inpatient location, and that was billing Medicare for outpatient department services provided in that off-campus location as of November 2, 2015. ABR that is "not-603" for the purposes of this Supplemental Information could and would include ABR from space leased to a hospital outpatient department services provided in leased space within the 250 yard requirement for on-campus locations or in buildings that are more than 250 yards from the hospital service provider's main campus, but the hospital did not start billing for that service in the location until after November 2, 2015. 20 djac